UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K


                             CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                            March 4, 2005
------------------------------------------------------------------------------
            Date of Report (Date of earliest event reported)


                                CNF Inc.
------------------------------------------------------------------------------
         (Exact name of registrant as specified in its charter)


Delaware                       1-5046                      94-1444798
----------------          ----------------      -----------------------
(State or other             (Commission               (IRS Employer
jurisdiction                File Number)            Identification No.)
of incorporation)


         3240 Hillview Avenue, Palo Alto, California     94304
      ------------------------------------------------------------
         (Address of principal executive offices)    (Zip Code)


          Registrant's telephone number, including area code:
                             (650) 494-2900

------------------------------------------------------------------------------
     (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





Item 1.01 Entry into a Material Definitive Agreement

A. Severance Agreements. On March 1, 2005, the Company's Compensation Committee approved the following agreements (collectively, the "Agreements"):

   1. Severance Agreement between the Company and Douglas W. Stotlar, Senior Vice President of the Company and President and Chief Executive Officer of Con-Way Transportation Services, Inc., a subsidiary of the Company ("CTS"), effective as of March 1, 2005;
   2. Severance Agreement between the Company and Kevin C. Schick, Vice President, Controller and Treasurer of CTS, effective as of March 31, 2005 (at which time Mr. Schick will become Senior Vice President and Chief Financial Officer of the Company); and
   3. Severance Agreement between the Company and Jennifer W. Pileggi, Senior Vice President, General Counsel and Secretary of the Company, effective as of March 1, 2005.

    These Severance Agreements provide that if such officer's employment is actually or constructively terminated within two years of a change in control (as defined in the severance agreement) of the Company or prior to a change in control at the direction of a person or entity which subsequently acquires control of the Company, the officer generally will receive from the Company, among other things, (i) a lump sum cash payment equal to three times the officer's base salary as of the date of termination (or as of the change of control, if higher); (ii) a lump sum cash payment equal to three times the officer's average annual bonus over the three years prior to the termination of employment; and (iii) life, disability, health, dental, and accidental insurance benefits for three years. The Severance Agreement between the Company and Ms. Pileggi, and the Severance Agreement between the Company and Mr. Schick, also provide that a sale or other disposition of certain business units of the Company will also constitute a change in control for purposes of the Agreement.

    In addition to his Severance Agreement with the Company, Mr. Stotlar also entered into a Severance Agreement with CTS, effective March 1, 2005. This Severance Agreement generally provides that Mr. Stotlar will be entitled to receive from CTS the payments and benefits described above if his employment is actually or constructively terminated with two years following a sale or other disposition of CTS by the Company.

    Copies of the Severance Agreements referred to above are filed with this report as Exhibits 99.1, 99.2, 99.3 and 99.4 and are incorporated herein by reference. The foregoing description of the Severance Agreements is qualified in its entirety by reference to such exhibits.


    B. Form of Restricted Stock Award Agreement and Stock Option Agreement


    On March 1, 2005, the Company's Compensation Committee approved the material terms of restricted stock and stock option grants made to executives under the Company's 1997 Equity and Incentive Plan, as amended. These terms, which are set forth below, will apply to all such grants unless the Committee affirmatively determines that different or additional terms should apply. A form Restricted Stock Award Agreement which incorporates the material terms applicable to restricted stock awards is attached hereto as Exhibit 99.5, and a form Stock Option Agreement which incorporates the material terms applicable to stock option awards is attached hereto as Exhibit 99.6.

    Standard Terms for Restricted Stock Awards.

     1. Standard Vesting Schedule. Restricted shares vest in equal annual installments over 3 years, commencing on the first anniversary of the grant date.

     2. Effect of Retirement. Unvested shares are forfeited upon retirement, whether prior to, at or after normal retirement age.

     3. Effect of Change in Control. Restricted shares become fully vested upon the occurrence of a Change in Control (as defined in the Plan), except that in the case of a Change in Control resulting from the sale or other disposition of two of the Company's three primary business units, restricted stock held by CNF executives vests at the earlier of termination of employment or one year following the Change in Control.

     4. Other Circumstances Affecting Vesting. Restricted shares become fully vested upon death or termination of employment as a result of a disability.

     5. Forfeiture of Unvested Shares. Unvested shares are forfeited automatically, if the executive ceases to be an active full-time employee of the Company or of a subsidiary or affiliate of the Company for any reason other than death, disability or in connection with a Change in Control.

     6. Withholding of Shares to Satisfy Tax Obligations. Upon vesting, executives may elect to have restricted shares withheld by the Company to the extent necessary to satisfy applicable withholding tax obligations. Number of shares to be withheld is determined by dividing tax liability by closing price of Company stock on the vesting date.

     Standard Terms for Stock Option Awards.


     1. Standard Schedule for Options Becoming Exercisable. In equal annual installments over 3 years, commencing on January 1 of the calendar year immediately following the grant date.

     2. Effect of Retirement. Any portion of an option award that has not yet become exercisable will continue to do so in accordance with the standard schedule if the executive retires at or after normal retirement age, or retires early pursuant to the "Rule of 85"; otherwise, unexercisable options are forfeited upon retirement.

     3. Effect of Change in Control. Options become fully exercisable upon the occurrence of a Change in Control (as defined in the Plan), except that in the case of a Change in Control resulting from the sale or other disposition of two of the Company's three primary business units, options held by CNF executives become exercisable at the earlier of termination of employment or one year following the Change in Control.

     4. Other Circumstances Affecting Exercisability.   Options become fully
        exercisable upon death or termination of employment as a result of a disability.

     5. Forfeiture. Options are forfeited automatically if executive ceases to be an active full-time employee of the Company or of a subsidiary or affiliate of the Company for any reason other than death, disability, in connection with a Change in Control, or upon retirement as described in 2) above.

     6. Exercise Periods for Options.   An executive has specified time
        periods to exercise stock options based on specified events, as summarized in the table below (in any event, the exercise period expires at end of the 10-year option term).

-----------------------------------------------------------------------------
|Event       |Period Following Event in Which to Exercise                   |
-----------------------------------------------------------------------------
|Cease to be |3 months following ceasing to be an active full-time employee |
|an active   |                                                              |
|full-time   |                                                              |
|employee    |                                                              |
|(other than |                                                              |
|for cause,  |                                                              |
|on account  |                                                              |
|of          |                                                              |
|Retirement, |                                                              |
|following a |                                                              |
|Change in   |                                                              |
|Control, or |                                                              |
|as a result |                                                              |
|of death or |                                                              |
|disability) |                                                              |
-----------------------------------------------------------------------------
|Termination |None (all options terminate, whether or not previously        |
|for Cause   |exercisable)                                                  |
-----------------------------------------------------------------------------
|Retirement |For option grants that are fully exercisable at retirement, 1 | |prior to, at|year from the date of retirement (to the extent option grants| |or after |are not fully exercisable at retirement, the options are |
|normal      |forfeited upon retirement, except as provided below)          |
|retirement  |                                                              |
|age         |                                                              |
-----------------------------------------------------------------------------
|Retirement  |For each option grant that is not fully exercisable at        |
|at or after |retirement, 1 year after final installment of that option | |normal |grant becomes exercisable (with the 1 year period determined |
|retirement  |separately for each option grant)                             |
|age, or     |                                                              |
|pursuant to |                                                              |
|rule of 85  |                                                              |
-----------------------------------------------------------------------------
|Change in   |Later of 1 year following Change in Control or 3 months after |
|Control     |ceasing to be an active full-time employee                    |
-----------------------------------------------------------------------------
|Disability  |1 year following disability                                   |
-----------------------------------------------------------------------------
|Death       |1 year from date of death                                     |
-----------------------------------------------------------------------------


     C. Compensation for Senior Vice President and Chief Financial Officer. On March 1, 2005, the Company's Compensation Committee approved the following compensation for Kevin C. Schick, effective upon his promotion to Senior Vice President and Chief Executive Officer of the Company on March 31, 2005.

     1.    Increase in annual base salary from $251, 472 to $310,000.
     2. Target incentive compensation award equal to 75% of annual base salary (subject to a maximum equal to 150% of annual base salary), with actual payout to be determined based upon the Company's actual 2005 pre-tax, pre-incentive income versus target.
     3.    Grant of 11,500 stock options.
     4. Target Value Management Plan award equal to 115% of annual base salary for the three-year cycle commencing on January 1, 2005.



Item 9.01 Financial Statements and Exhibits

(c) Exhibits

    Exhibit No. Description
    ----------- ----------------------------------------------------------
    99.1        Severance Agreement between the Company and Douglas W. Stotlar
    99.2        Severance Agreement between the Company and Kevin C.Schick
    99.3        Severance Agreement between the Company and Jennifer W. Pileggi
    99.4        Severance Agreement between CTS and Douglas W. Stotlar
    99.5        Form of Restricted Stock Award Agreement
    99.6        Form of Stock Option Agreement


                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 4, 2005

                         CNF Inc.
                         (Registrant)


                         /s/ Chutta Ratnathicam
                         ---------------------------
                         Chutta Ratnathicam
                         Senior Vice President and Chief Financial Officer